SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN Proxy statement

                            SCHEDULE 14A INFORMATION
           Proxy statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                                SUN BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X]    No fee required
   [ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
          0-11.

          (1)   Title of each class of securities to which transaction applies:
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          (2)   Aggregate number of securities to which transaction applies:
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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)   Proposed maximum aggregate value of transaction:
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          (5)   Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount previously paid:
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          (2)   Form, Schedule or Registration Statement No.:
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          (3)   Filing Party:
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          (4)   Date Filed:
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
                               SUN BANCORP, INC.
                               226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360


April 16, 2002

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Sun Bancorp, Inc., I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Regency Palace, Route 73 and Fellowship Road, Mount Laurel, New Jersey, on May 16, 2002, at 9:30 a.m. The attached notice of annual meeting and proxy statement describe the formal business to be transacted at the annual meeting. During the annual meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of the Company's independent auditor, Deloitte & Touche LLP, will be present to respond to any questions shareholders may have.

         At the annual meeting, shareholders will vote upon (i) the election of directors of the Company; (ii) the ratification of the Sun Bancorp, Inc. 2002 Stock Option Plan. The Board of Directors unanimously recommends a vote "FOR" both matters.

         Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. Your vote is very important.

                                        Sincerely,


                                        /s/Bernard A. Brown
                                        ----------------------------------------
                                        Bernard A. Brown
                                        Chairman of the Board

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                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2002
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         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Shareholders  (the
"Meeting") of Sun Bancorp, Inc. (the "Company"), will be held at the Regency Palace, Route 73 and Fellowship Road, Mount Laurel, New Jersey on May 16, 2002, at 9:30 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of sixteen directors of the Company;

2.   The ratification of the Sun Bancorp, Inc. 2002 Stock Option Plan; and

3. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on April 1, 2002 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, SHAREHOLDERS WHOSE SHARES ARE NOT REGISTERED IN THEIR OWN NAME WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sidney R. Brown
                                              ----------------------------------
                                              Sidney R. Brown
                                              Secretary

Vineland, New Jersey
April 16, 2002

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
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                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002
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                                     GENERAL
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         This proxy statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the 2002 Annual Meeting of Shareholders of the Company which will be held at the Regency Palace, Route 73 and Fellowship Road, Mount Laurel, New Jersey, on May 16, 2002, 9:30 a.m. The accompanying notice of annual meeting of shareholders, form of proxy, annual report and this proxy statement are being first mailed to the Company's shareholders entitled to notice of, and to vote at the meeting, on or about April 16, 2002.

         At the meeting, shareholders will consider and vote upon (i) the election of sixteen directors, (ii) the ratification of the Sun Bancorp, Inc. 2002 Stock Option Plan (the "2002 Stock Option Plan"), and (iii) such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
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         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a shareholder attends the meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no direction is given, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the ratification of the 2002 Stock Option Plan. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where a nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Shareholders of record as of the close of business on April 1, 2002 (the "Record Date") are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held.

         As of the Record Date, the Company had 10,639,946 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors allows a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for any or all of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Ratification of the 2002 Stock Option Plan (Proposal II) will require the affirmative vote of a majority of the votes cast. Proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" such matters. Broker Non-Votes will have no impact on the outcome of the vote on such matters.

         Concerning all other matters that may properly come before the meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, or
(ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as set forth in the following table, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                               Percent of Shares
                                       Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership      Outstanding
------------------------------------   --------------------      -----------
Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360                    3,662,193(1)            31.1%

Jeffrey L. Gendell
237 Park Avenue, 9th Floor
New York, New York 10017                        867,030(2)            8.15%

All directors and executive officers
    of the Company as a group                 5,136,233(3)            42.8%

                                                       (footnotes on next page.)

--------------------
(1) Includes shares of Common Stock held directly as well as by spouse or minor children, in trust and other indirect ownership, over which shares the individual effectively exercises sole voting and investment power, unless otherwise indicated. Includes 1,135,395 shares of Common Stock that can be acquired pursuant to options that are exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation."
(2) Number of shares is based on an amended Schedule 13D filed with the Securities and Exchange Commission on February 25, 2002.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 1,367,394 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock. See "Director and Executive Officer Compensation."

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Officers, directors and employees of the Company have an interest in a matter being presented for shareholder ratification. Upon shareholder ratification of Proposal II, officers, directors and employees of the Company may be granted stock options or may exercise stock options already granted under the 2002 Stock Option Plan. The ratification of the 2002 Stock Option Plan is being presented as Proposal II.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General Information

         The entire Board of Directors is to be elected at the meeting, each to serve until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified. Each nominee is currently a member of the Board of Directors other than Linwood C. Gerber, Douglas J. Heun, Vito J. Marseglia, George A. Pruitt, Anthony Russo, III, Edward H. Salmon and Timothy J. Wilmott, who are currently members of the Board of Directors of Sun National Bank (the "Bank"), the wholly-owned subsidiary of the Company. All members of the current Board of Directors are nominees.

         It is intended that the proxies solicited by the Board will be voted for the election of each of the named nominees unless otherwise specified. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth information with respect to the directors and nominees and certain executive officers of the Company, including their names, ages, the years they first became directors or executive officers of the Company, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Record Date.

                                                                 Year First     Shares of Common     Percent
                                                                 Elected or    Stock Beneficially       of
Name                         Age(1)           Position          Appointed(2)        Owned(3)          Class
----                         ------           --------          ------------   ------------------    -------
                             DIRECTORS AND NOMINEES
Thomas A. Bracken              54       President, CEO and           2001           47,591(5)           *
                                        Director
Bernard A. Brown(4)            77       Chairman of the Board        1985        3,662,193(6)         31.1%
Ike Brown(4)                   47       Director                     1998          186,595            1.75%
Jeffrey S. Brown(4)            42       Director                     1999          189,757            1.78%
Sidney R. Brown(4)             44       Vice Chairman,               1990          438,920(7)         4.10%
                                        Treasurer and Secretary
Peter Galetto, Jr.             48       Director                     1990          287,208            2.70%
Linwood C. Gerber              61       Nominee                      1985           27,327              *
Douglas J. Heun                55       Nominee                      1997           20,726              *
Anne E. Koons(4)               49       Director                     1990          224,665            2.11%
Vito J. Marseglia              75       Nominee                      1985           37,122              *
Alfonse M. Mattia              60       Director                     2001           22,623              *
George A. Pruitt               55       Nominee                      2001            1,284              *
Anthony Russo, III             59       Nominee                      1985           16,620              *
Edward H. Salmon               59       Nominee                      1997            3,967              *
John D. Wallace                68       Director                     2001            1,356              *
Timothy J. Wilmott             43       Nominee                      2001              760              *

                    CERTAIN EXECUTIVE OFFICERS OF THE COMPANY
Dan A. Chila                   53       Executive Vice President     2000           16,588(8)           *
                                        and CFO
Bart A. Speziali               51       Executive Vice President     1992           52,236(9)           *
                                        of the Bank
John P. Neary                  60       Executive Vice President     2001            3,825(10)          *
                                        of the Bank
A. Bruce Dansbury              48       Executive Vice President     2001            2,677(11)          *
                                        of the Bank

-----------------
*    Less than 1%.
(1)  At December 31, 2001.
(2) For current directors, refers to the year such individual became a director of the Company. For nominees, refers to the year such individual became a director of the Bank. For officers, refers to the year such individual joined the Company or the Bank.
(3) Includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power.
(4) Ike Brown, Sidney R. Brown, Anne E. Koons and Jeffrey S. Brown are the children of Bernard A. Brown.
(5) Includes 26,250 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(6) Includes 1,135,395 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.

(7) Includes 172,588 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(8) Includes 8,138 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(9) Includes 19,773 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(10) Includes 2,625 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(11) Includes 2,625 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.


Biographical Information

         Directors and Executive Officers of the Company and the Bank. The principal occupation of each director and executive officer of the Company and the Bank is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.

         Thomas A. Bracken joined the Company as President and Chief Executive Officer in February 2001 and is also a director of the Company. Mr. Bracken also serves as the President and Chief Executive Officer of the Bank and is also a director of the Bank. Prior to joining the Company, Mr. Bracken was the Executive Director of the Public Sector Group of First Union National Bank. He has over 30 years of banking experience in New Jersey and extensive involvement in civic and non-profit organizations. Mr. Bracken began his banking career in 1969 at New Jersey National Bank. In 1993, he became President and CEO of New Jersey National Bank. When New Jersey National Bank merged with CoreStates Bank, N.A., Mr. Bracken was named President of the New Jersey Market. In 1998, CoreStates merged with First Union National Bank and Mr. Bracken became Executive Vice President and head of Commercial and Government Banking for New Jersey, New York, and Connecticut until his appointment in May 2000 to head the Public Sector Group.

         Bernard A. Brown has been the Chairman of the Board of Directors of the Company since its inception in January 1985. Mr. Brown is also the Chairman of the Board of Directors of the Bank. Mr. Brown is also the Chairman of the Board of Directors and President of NFI Industries, Inc., a trucking conglomerate headquartered in Vineland, New Jersey.

         Ike Brown has been a director of the Company since March 1998. Mr. Brown is Vice Chairman and director of NFI Industries, Inc. and is also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the eastern United States and which primarily engages in investment in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Jeffrey S. Brown has been a director of the Company since April 1999. He is an officer and director of NFI Industries, Inc. and is also one of the general partners of The Four B's. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Sidney R. Brown is Vice Chairman of the Board of Directors of the Company and had served as a director, treasurer and secretary since 1990. Mr. Brown is the chief executive officer of NFI, Inc., its subsidiaries and affiliates. NFI has a national scope servicing its customers' transportation, leasing, distribution, warehousing, third party logistics and contract manufacturing needs. Mr. Brown is a general partner of various real estate companies with extensive holdings with emphasis in development and management of commercial and industrial real estate.

         Peter Galetto, Jr. has been a director of the Company since April 1990. He is also a director of the Bank. Mr. Galetto also served as the Secretary of the Company from April 1990 to March 1997. Mr. Galetto is the President of Stanker & Galetto, Inc., an industrial building contractor located in Vineland, New Jersey. He is the Secretary/Treasurer of Tri Mark Building Contractors, Inc. Mr. Galetto is also an officer and director of several other corporations and organizations.

         Linwood C. Gerber has been nominated to serve as a director of the Company. Mr. Gerber is also a director of the Bank and was one of its founding directors in 1985. He is President of L & L Redi-Mix, Inc., a concrete and construction supply business which he started in 1969. Mr. Gerber is also president of several other companies involved in real estate holdings, equipment rental and development. He is also the managing partner in Paxxon Healthcare Services.

         Douglas J. Heun has been nominated to serve as a director of the Company. He is also a director of the Bank. Mr. Heun is a Certified Public Accountant and a founding partner of Tracey Heun Brennan & Co., an accounting and consulting firm in Southern New Jersey. He is licensed by the AICPA as an accredited business valuator, and is a licensed Certified Financial Planner and Personal Financial Specialist. In addition to his membership in the AICPA, he is also a member of the New Jersey Society of CPAs. He is President of the Stone Harbor Lions Home for the Blind, Vice President of the Helen L. Diller Vacation Home for Blind Children, Member of the Board of Trustees for the Richard Stockton College of New Jersey Foundation, The Stainton Society and is the Treasurer of the Friends of Cape May Jazz, Inc.

         Anne E. Koons has been a director of the Company since April 1990. Ms. Koons is a real estate agent with Prudential Fox & Roach.

         Vito J. Marseglia has been nominated to serve as a director of the Company. Mr. Marseglia is also a director of the Bank and was one of its founding directors in 1985. He is also owner and president of Bristol Tank & Welding Co., Inc. since its inception in 1949.

         Alfonse M. Mattia has been a director of the Company since May 2001. Mr. Mattia is a Certified Public Accountant and a founding partner of Amper, Politziner & Mattia, a regional accounting and consulting firm. He served as Co-Chairman of the Rutgers University Family Business Forum and has recently been a member of "The Group of 100," a national group formed by the American Institute of Certified Public Accountants to protect the public interest and position the accounting profession for the future. Mr. Mattia is also a member of the AICPA, the New Jersey Society of CPAs and the Harvard Business School Club of New York. He is also a board member at several other corporations.

         George A. Pruitt has been nominated to serve as a director of the Company. He is also a director of the Bank. Dr. Pruitt has been President of Thomas Edison State College since 1982. He is a member, and Past Board Chairman, of the Mercer County Chamber of Commerce, Trenton, NJ; a member of the National Advisory Committee on Institutional Quality and Integrity, United States Department of Education. He sits on the Boards of Directors of Rider University, Lawrenceville, NJ; Structured

Employment Economic Development Corporation, New York, NY; and the Union Institute, Cincinnati, OH. He is a former director of the Trenton Savings Bank. He has served in an advisory capacity to three Secretaries of Education. He is the recipient of three honorary degrees in addition to numerous awards, honors, and commendations. In a study of presidential leadership funded by the Exxon Education Foundation, Dr. Pruitt was identified as one of the most effective college presidents in the United States.

         Anthony Russo, III has been nominated to serve as a director of the Company. Mr. Russo is also a director of the Bank and was one of its founding directors in 1985. He is a lifetime resident of Tabernacle, New Jersey, where he is President of Russo's Fruit & Vegetable Farm & Greenhouses, Inc., a 400 acre fruit and vegetable, greenhouse, wholesale and retail operation that has been in business for over 60 years. Mr. Russo is President of the Tabernacle Co-Operative Growers Association, serves on the Board of Directors of the Trenton Farmers Market Growers Cooperative and is actively involved in New Jersey Farm Bureau and New Jersey Department of Agriculture activities.

         Edward H. Salmon has been nominated to serve as a director of the Company. He is also a director of the Bank. For 27 years, Dr. Salmon served as a teacher, coach and school administrator in the Millville Public School System. In addition, he has over 25 years of public service as the Mayor of Millville, Freeholder Director of Cumberland County, New Jersey State Legislator, and a member of the Governor's Cabinet serving as President of the New Jersey Board of Public Utilities. As a State Utilities Regulator, Dr. Salmon served as Vice President of the National Association of Regulatory Utility Commissioners, Trustee of the National Regulatory Research Institute, President of the Great Lakes Conference (16 States) and on the Board of Directors for the National Society of Rate of Return Analysts. Currently, Dr. Salmon serves as President of AUS Pathways, an International Company that provides consulting services to utilities, industry, business, governments, and education.

         John D. Wallace has been a director of the Company since May 2001. Mr. Wallace retired in 1993 as the Chairman and CEO of CoreStates New Jersey National Bank. He is a member of the Board and Treasurer of The McCarter Theater of Princeton University, is Vice Chairman of the Board of the Princeton Area Community Foundation, is a Trustee of the Medical Center at Princeton Foundation and serves on the Board of Princeton Day School and Trinity Counseling Service. He is also a member of the First Union Regional Foundation Board and is a Director Emeritus of the Greater Mercer County Chamber of Commerce.

         Timothy J. Wilmott has been nominated to serve as a director of the Company. He is also a director of the Bank. Mr. Wilmott is a Division President of Harrah's Entertainment since August 1997. Prior to that, he served as President and General Manager of Harrah's Atlantic City. Mr. Wilmott serves on the Boards of the New Jersey State Aquarium, the Jersey Shore Council of the Boy Scouts of America and the National Conference for Community and Justice - Atlantic County Chapter.

         Dan A. Chila joined the Company in April 2000 as the Executive Vice President and Chief Financial Officer. He is also an executive officer of the Bank. He has over 25 years of banking experience and is a Certified Public Accountant. Prior to joining the Company, Mr. Chila was Senior Vice President and Chief Financial Officer of Peoples Bancorp, Lawrenceville, New Jersey. Prior to that, Mr. Chila was a Senior Vice President in the Financial Division of CoreStates Financial Corporation where he held positions of CFO at several CoreStates banking subsidiaries and Business Divisions. Mr. Chila is a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants, and the Pennsylvania Institute of Certified Public Accountants. He is also a member of the President's Advisory Council of LaSalle University.

         A. Bruce Dansbury joined the Bank in April 2001 and serves as Chief Credit Policy Officer and Executive Vice President of Business Banking. Mr. Dansbury has over 25 years of banking experience in New Jersey and prior to joining the Bank held the title of Business Bank Executive for First Union National Bank. His professional affiliations and activities include: director and past president, Trenton Downtown Association; member of Rutgers University Executive Advisory Council; Rider University Business Advisory Board; director
Mercer County Chamber of Commerce and member of the Langhorne Athletic Association.

         John P. Neary joined the Bank in January 2001 and serves as Executive Vice President of Community Banking. Prior to joining the Bank, Mr. Neary was a principal of the Trilenium Group, a consulting firm, from 1998 to January 2001. Prior to that, he held executive positions with CoreStates Financial Corp., CoreStates New Jersey National Bank and Manufacturers Hanover Financial Services. Mr. Neary serves as chairman of the board of the Thomas Edison State College Foundation.

         Bart A. Speziali has been with the Bank since 1992 as an Executive Vice President and Senior Lending Officer. Mr. Speziali has over 25 years of banking experience in the New Jersey marketplace. He serves on the Board of Cumberland Cape Atlantic YMCA and is a past president. Mr. Speziali also serves on the Neighborhood Empowerment Council on Housing for the City of Vineland and is a trustee for the Southern New Jersey Development Council.

Meetings and Committees of the Board of Directors

         The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2001, the Board of Directors held twelve regular meetings and three special meetings. Other then Alfonse M. Mattia, no director attended fewer than 75% of the total meetings of the Board of Directors and meetings of committees on which such director served during the year ended December 31, 2001.

         The Nominating Committee consists of the entire Board of Directors of the Company. The Nominating Committee met once during the year ended December 31, 2001. The Nominating Committee is not required to consider nominees recommended by shareholders.

         The Personnel Committee consists of Anne E. Koons, Jeffrey S. Brown, Sidney R. Brown, Thomas A. Bracken and John D. Wallace. The Personnel Committee met once during the year ended December 31, 2001.

         The Audit Committee consists of Directors Galetto, Mattia and Wallace. Mr. Galetto has been determined not to be independent in accordance with the requirements of the Nasdaq Stock Market due to a business relationship between the Bank and an entity of which he is an officer and part owner. The Board felt, nonetheless, that Director Galetto would be an effective member of the committee and that his appointment to the committee was in the best interests of the Company and its shareholders.

         The Audit Committee is responsible for recommending the appointment of the Company's independent auditor and meeting with such auditor with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met six times during the year ended December 31, 2001. The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the charter of the Audit Committee appeared as an appendix to the proxy statement for the annual meeting of shareholders held in 2001.

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by Deloitte and Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $110,000.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

         All Other Fees. The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2001 were $64,000, including audit related services of $11,000 and non-audit related services of $53,000. Audit related services generally include fees for consents and the audit of the Company's 401(k) plan.

         The audit committee has considered and determined that the rendering of non-audit services is compatible with maintaining the principal accountant's independence.

Report of the Audit Committee

         For the fiscal year ended December 31, 2001, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Deloitte, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Deloitte disclosures regarding Deloitte's independence as required by Independence Standards Board Standard No. 1 and discussed with Deloitte its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Audit Committee:  Peter Galetto, Jr., Alfonse M. Mattia and John D. Wallace

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each member of the Board of Directors, except for the Chairman and employee directors, received a fee of $300 for each board meeting and $100 for each committee meeting attended for the year ended December 31, 2001. Directors who are executive officers do not receive any fees for their services as directors. For the year ended December 31, 2001, total directors fees for the Company and the Bank were $41,500, all of which was paid in shares of Common Stock.

         Each director has been awarded options to purchase Common Stock in accordance with the 2002 Stock Option Plan, subject to shareholder ratification of such plan. See "Proposal II - Ratification of the 2002 Stock Option Plan."

Executive Compensation

         Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer and certain other executive officers of the Company for the year ended December 31, 2001.


                                                                               Long Term
                                                                             Compensation
                                                      Annual Compensation       Awards
                                                      -------------------    -------------
                                                                               Securities
                Name and                                                       Underlying         All Other
           Principal Position             Year         Salary        Bonus   Options(#)(1)       Compensation
           ------------------             ----         ------        -----   -------------       -------------
Thomas A. Bracken(2)                      2001        $309,000     $     --       52,500          $    --
President and Chief Executive Officer

Philip W. Koebig, III(3)                  2001         313,000           --           --            1,337  (4)
(former President and Chief Executive     2000         315,000           --           --            9,230
Officer)                                  1999         315,000      110,000       55,184            8,151

Bernard A. Brown                          2001         293,000           --           --               --
Chairman                                  2000         245,125           --           --               --
                                          1999         162,500       55,000      311,761               --

Dan A. Chila(5)                           2001         190,000       10,000           --               --
Executive Vice President and CFO          2000         106,731           --       10,763               --

Bart A. Speziali                          2001         190,000       15,000           --               --
Executive Vice President of the Bank      2000         145,000        7,000        8,006               --
                                          1999         134,000       24,000        2,894               --

James S. Killough(6)                      2001         181,000        5,000           --               --
Executive Vice President of the Bank      2000         165,000        7,000        5,906               --
                                          1999         155,000       31,500        2,894               --

John P. Neary(7)                          2001         180,000           --        5,250               --
Executive Vice President of the Bank


-----------------------------------------
(1)  Prior awards adjusted for stock dividends.
(2)  Mr. Bracken joined the Company in February 2001.
(3) Mr. Koebig is no longer serving as an officer or employee of the Company or any subsidiary. The Company entered into a Non-Competition and Severance Agreement with its former president and chief executive officer, Philip W. Koebig, III. Under the terms of the agreement, Mr. Koebig received total compensation of $236,250 during the term of the agreement, which ended November 30, 2001.
(4)  Consists of life and disability insurance premiums.
(5)  Mr. Chila joined the Company in April 2000.
(6)  Mr. Killough is no longer serving as an officer or employee of the Bank.
(7)  Mr. Neary joined the Bank in January 2001.

         Stock Option Plans. The Company has adopted the 1995 Stock Option Plan and the 1997 Stock Option Plan (the "Option Plans"). Officers, directors and employees are eligible to receive, at no cost to them, options under the Option Plans. Options granted under the Option Plans may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or options that do not so qualify. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid for in cash, shares of the common stock, or a combination of both. Options are exercisable for a period of ten years from the date of grant.

         The following tables set forth additional information concerning options granted under the Option Plans.

                                    Option Grants in 2001 Fiscal Year                    Potential Realizable
                                    ---------------------------------                      Value at Assumed
                                                                                        Annual Rates of Stock
                                                                                        Price Appreciation for
                                            Individual Grants                                Option Term
                    ------------------------------------------------------------------  ----------------------
                                    Percent of Total
                    Number of       Options Granted
                     Options        to Employees in      Exercise Price     Expiration
          Name       Granted          Fiscal Year          ($/Share)           Date           5% ($)    10% ($)
          ----       -------          -----------          ---------           ----           ------    -------
Thomas A. Bracken     12,352             12.3                 8.10           2/27/11          62,922    159,456
                      40,148             40.0                 8.10            3/9/11         204,516    518,283

John P. Neary          5,250              5.2                 7.62            1/8/11          25,159     63,758


                     Aggregated Option Exercises in 2001 Fiscal Year and Fiscal Year End Option Values
                     ---------------------------------------------------------------------------------
                                                                                                       Value of
                                                                    Number of Options             In-the-money Options
                            Shares Acquired        Value          at Fiscal Year-End (#)         at Fiscal Year-End ($)
           Name             on Exercise (#)     Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable (1)
           ----             ---------------     ------------    -------------------------    -----------------------------
Thomas A. Bracken                      --               --              -- / 52,500                   -- /113,400

Philip W. Koebig, III             110,140          633,866         159,140 / --                  431,789 / --

Bernard A. Brown                  215,727        1,665,877       1,135,395 / --                2,302,296 / --

Dan A. Chila                           --               --           5,382 / 5,382                18,968 / 18,968

Bart A. Speziali                   18,093          115,795          18,395 / 4,003                51,510 / 13,578

James S. Killough                      --               --          40,034 / 1,378               105,835 /  6,158

John P. Neary                          --               --              -- / 5,250                    -- / 13,860


-------------------
(1) Based upon the difference between the option exercise price and the market price of stock of $10.26 per share as of December 31, 2001.

         Change in Control Severance Agreements. The Company and the Bank have entered into change in control severance agreements with each of the executive officers named above in the compensation table (the "other named executive officers"). The agreements with Bernard Brown, Chairman of Board of Directors of the Company and the Bank, are for three-year terms. If Mr. Brown is terminated without just cause within two years following a "change in control" of the Company or the Bank, as defined in the agreements, he will be entitled to receive a payment equal to three times his aggregate taxable compensation for the most recently completed calendar year. If such payment were to be made under the agreements as of December 31, 2001, such payment would equal approximately $1.6 million. The agreements may be renewed annually by the Board of Directors of the Company and the Bank upon a determination of satisfactory performance within the boards' sole discretion.

         The Company and the Bank have also entered into change in control agreements with Thomas Bracken, the President and Chief Executive Officer of the Company and the Bank. The agreements with Mr. Bracken provide for a payment equal to three times his aggregate taxable compensation for the most recently completed calendar year if he is terminated without just cause within eighteen months following a change in control. If such payment were to be made under the agreements as of December 31, 2001, such payment would equal approximately $1.1 million. Mr. Bracken's agreements have a term of twenty- four months and may be renewed annually by the Board of Directors of the Company and the Bank.

         The Company and the Bank have also entered into change in control agreements with the other named executive officers, excluding Messrs. Koebig and Killough. The change in control severance agreements with the other named executive officers are for twenty-four month terms. If the officer is terminated without just cause within eighteen months following a change in control, the officer would be entitled to a payment equal to three times the officer's aggregate taxable compensation for the most recently completed calendar year. If payments were to be made under the agreements as of December 31, 2001, the aggregate amount of such payments would equal approximately $1.5 million. No payments are due under the agreements if the officer is terminated for cause following a change in control of the Company or the Bank.

         Each agreement provides that such payments to be made will not exceed the amounts that are deductible by the Company or the Bank for federal tax purposes under Section 280G of the Internal Revenue Code.

Personnel Committee Report on Executive Compensation

         The Personnel Committee (the "Committee") has furnished the following report on executive compensation:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive Officer ("CEO"), Chairman and other senior management, with the interests of its shareholders. With regard to compensation actions affecting the CEO or executive officers, all of the non- employee members of the Board of Directors acted as the approving body.

         The executive compensation program of the Company is designed to:

          o    Support  a   pay-for-performance   policy   that   differentiates
               compensation based on corporate and individual performance;

          o Motivate employees to assume increased responsibility and reward them for their achievement;

          o Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

          o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee is advised periodically by independent compensation consultants concerning salary competitiveness.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and shareholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past corporate performance with incentives for future corporate performance improvement.

         Base Salary. Annual base salaries for all executive officers are generally set at competitive levels. Effective January 1, 2001, the Board of Directors, acting on the recommendation of the Committee, increased the base salary paid to executive officers. The increase reflected consideration of competitive data provided by an independent consulting firm, the Committee's and the Board's assessment of the executive officer's performance over the previous year and recognition of the improvement in performance by the Company during 2000 as compared with the Company's goals included in its business plan.

         Long-Term Incentive Compensation. The Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. The long-term incentive compensation consists of stock option awards. The Committee believes that issuing stock options to executives benefits the Company's shareholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with shareholder interests.

         2001 Compensation for the CEO. Mr. Bracken has served as President and Chief Executive Officer since February 2001. His salary for 2001 of $309,000 reflected the Board's assessment of compensation levels for the industry. In addition, during 2001, Mr. Bracken was awarded stock options to purchase 52,500 shares of Common Stock with an exercise price of $8.10 per share.

         Personnel Committee: Anne E. Koons, Jeffrey S. Brown, Sidney R. Brown, Thomas A. Bracken and John D. Wallace.

Stock Performance Graph

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Security Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 31, 1996. The cumulative total returns for the Nasdaq Stock Market index and the Nasdaq Bank index are computed assuming the reinvestment of dividends.

                               [GRAPHIC OMITTED]

===========================================================================================
                          12/31/96   12/31/97    12/31/98    12/31/99  12/29/00    12/31/01
-------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index      $100       $122       $173         $321      $193        $153
-------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index       100        167        166          160       182         197
-------------------------------------------------------------------------------------------
Sun Bancorp, Inc.            100        164        218          123        93         140
===========================================================================================

-------------------
(1) The cumulative total return for Sun Bancorp, Inc. reflects 5% stock dividends paid in October 1996, June 1997, May 1998, June 1999, June 2000 and June 2001 and 50% stock dividends paid in September 1997 and March 1998 and has been calculated based on the historical closing prices of $22.50 on August 29, 1996 (the first day of trading on the Nasdaq Stock Market), $21.00 on December 31, 1996, $21.83 on December 31, 1997, $18.50 on December 31, 1998, $9.94 on December 31, 1999,
         $7.125 on December 31, 2000 and $10.26 on December 31, 2001.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph above. The Company neither makes nor endorses any predictions as to stock performance.

         The  information  set  forth  above  under the  subheadings  "Personnel
Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE 2002 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 2002 Stock Option Plan effective January 24, 2002 (the "2002 Plan Effective Date"). The 2002 Option Plan is subject to ratification by the Company's shareholders. Pursuant to the 2002 Option Plan, up to 750,000 shares of Common Stock (equal to 7.05% of total shares of Common Stock outstanding at April 1, 2002), are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, employees, and other persons from time to time. The purpose of the 2002 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Company and the Bank. The 2002 Option Plan provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the 2002 Option Plan is qualified in its entirety by reference to the complete provisions of the 2002 Option Plan which is attached hereto as Appendix A.

         The 2002 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "2002 Option Committee"). Members of the 2002 Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The 2002 Option Committee may select the directors, officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance and the Company's financial performance. A majority of the members of the 2002 Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the 2002 Option Committee.

         Officers, directors, employees and other persons who are designated by the 2002 Option Committee will be eligible to receive, at no cost to them, options under the 2002 Option Plan (the "2002 Optionees"). Each option granted pursuant to the 2002 Option Plan shall be evidenced by an instrument in such form as the 2002 Option Committee shall from time to time approve. It is anticipated that options granted under the 2002 Option Plan will constitute either Incentive Stock Options or Non-Incentive Stock Options. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 2002 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to 2002 Optionees upon the exercise of those options.

         Shares issuable under the 2002 Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 2002 Option Plan. The 2002 Option Plan shall continue in effect for a term of ten years from the 2002 Plan Effective Date.

Stock Options

         The 2002 Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if a 2002 Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the

2002 Option Committee at the time of the award. In the event of the disability of a 2002 Optionee during employment, an Incentive Stock Option will be immediately exercisable and will continue to be exercisable for one year thereafter. In the event of death of a 2002 Optionee during employment, an Incentive Stock Option will be immediately exercisable and will continue to be exercisable for the remaining term of such Incentive Stock Option. The terms and conditions of Non-Incentive Stock Options relating to the effect of a 2002 Optionee's termination of employment or service, disability, or death shall be such terms as the 2002 Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the option on the date of grant of such option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an option, then the exercise price per share of the option shall be not less than the last reported sale price of such Common Stock on such date, or if there are no sales on such date, then the mean between the last bid and ask price on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the 2002 Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the option, then the exercise price per share of the option shall be not less than the last reported sale price of such Common Stock on such date, or if there are no sales on such date, then the average of the highest and lowest selling price of the Common Stock on such exchange on such date or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any calendar year for any one person. The 2002 Option Committee may impose additional conditions upon the right of a 2002 Optionee to exercise any option granted hereunder which are not inconsistent with the terms of the 2002 Option Plan or the requirements for qualification as an Incentive Stock Option, if such option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no 2002 Optionee shall have any of the rights of a shareholder of the Company until shares of Common Stock are issued to such 2002 Optionee. Upon the exercise of an option by a 2002 Optionee (or the 2002 Optionee's personal representative), the 2002 Option Committee, in its sole and absolute discretion, may make a cash payment to the 2002 Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the 2002 Optionee and the Company under Section 16(b) of the 1934 Act or any related regulations promulgated thereunder.

         The 2002 Option Plan provides that the Board of Directors of the Company may authorize the 2002 Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the 2002 Optionee any right or benefit which could not be conferred on the 2002 Optionee by the grant of a new option at such time, and shall not materially decrease the 2002 Optionee's benefits under the option without the 2002 Optionee's consent, except as otherwise provided under the 2002 Option Plan.

         In addition, the 2002 Option Plan authorizes the grant of a "reload" feature related to the grant of options. The award of a reload option allows the optionee to receive the grant of an additional stock option in the event that such optionee exercises all or part of an option (an "original option") by surrendering already owned shares of Common Stock in full or partial payment of the option price under such original option. The exercise of an additional option issued in accordance with the "reload" feature will reduce the total number of shares eligible for award under the 2002 Option Plan.

Transferability

         An incentive stock option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option, on the other hand, may, with the prior written consent of the Option Committee, be assigned or transferred during the Optionee's lifetime for valid estate planning purposes.

Awards Under the 2002 Option Plan

         The Board or the 2002 Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted options under the 2002 Option Plan, the number of options to be granted to any individual, and whether the options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting 2002 Optionees and in determining the number of options to be granted, the Board or the 2002 Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. The 2002 Optionees may, if otherwise eligible, be granted additional options. In no event shall options be granted under the 2002 Option Plan to any individual exceeding 50% of the total number of available shares of Common Stock under the 2002 Option Plan.

         The table below presents information related to stock option awards granted as of January 24, 2002, subject to shareholder ratification of the 2002 Option Plan. These option awards are from the plan reserves under the 1997 Stock Option Plan and the 2002 Stock Option Plan.

                                                NEW PLAN BENEFIT
                                                2002 OPTION PLAN
                                                ----------------

                                                                        Number of Options
                  Name and Position              Dollar Value(1)          to be Granted
                  -----------------              ---------------          -------------
Thomas A. Bracken, President,
  CEO and Director(2).........................        $250,000                200,000(3)
Bernard A. Brown, Chairman of the Board(2)....         218,750                175,000(3)
Ike Brown, Director(2)........................           3,750                  3,000(4)
Jeffrey S. Brown, Director(2).................           3,750                  3,000(4)
Sidney R. Brown, Vice Chairman, Treasurer
    and Secretary(2)..........................         168,750                135,000(3)
Peter Galetto, Jr., Director(2)...............          25,000                 20,000(4)
Linwood C. Gerber, Director(2)................           3,750                  3,000(4)
Douglas J. Heun, Director(2)..................           3,750                  3,000(4)
Anne E. Koons, Director(2)....................           3,750                  3,000(4)


                                      -17-


                                                                        Number of Options
                  Name and Position              Dollar Value(1)          to be Granted
                  -----------------              ---------------          -------------
Vito J. Marseglia, Director(2)....................    $  3,750                  3,000(4)
Alfonse M. Mattia, Director(2)....................       3,750                  3,000(4)
George A. Pruitt, Director(2).....................       3,750                  3,000(4)
Anthony Russo, III, Director(2)...................       3,750                  3,000(4)
Edward H. Salmon, Director(2).....................       3,750                  3,000(4)
John D. Wallace, Director(2)......................       3,750                  3,000(4)
Timothy J. Wilmott, Director(2)...................       3,750                  3,000(4)
Dan A. Chila, Executive Vice President
    and CFO.......................................     125,000                100,000(3)
Bart A. Speziali, Executive Vice President........     125,000                100,000(3)
John P. Neary, Executive Vice President...........     125,000                100,000(3)
A. Bruce Dansbury, Executive Vice President.......      75,000                 60,000(3)
Executive Officer Group (5 persons)...............     700,000                560,000(3)
Non-Executive Director Group (15 persons).........     457,500                366,000(4)
Non-Executive Officer Group (2 persons)...........      12,500                 10,000(3)

-----------------
(1) The exercise price of such options is $11.95, the last reported sales price of the Common Stock on January 23, 2002. The dollar value of the options will equal the last reported sales price of the Common Stock on the date the option is exercised less the exercise price. Accordingly, the exact dollar value of the options is not determinable until exercise. On the Record Date, the last reported sales price of the Common Stock on the Nasdaq National Market was $13.20 per share. The table presented above shows the dollar value of the options as though exercised on the Record Date.
(2)      Nominee for election as director.
(3) Options awarded to employees will be first exercisable at the rate of 20% as of six months from January 24, 2002, the date of the grant, and 20% on each of the next four anniversaries of the first vesting event thereafter during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus.
(4) Options awarded to each non-employee director are first exercisable as of January 24, 2002, the date of the grant, subject to shareholder ratification. Options awarded to Director Galetto will be first exercisable at the rate of 20% as of six months from January 24, 2002, and 20% on each of the next four anniversaries of the first vesting event thereafter during periods of continued service as a director or director emeritus and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a Change in Control of the Company or the Bank, such awards shall be 100% exercisable.


Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the shareholders of the Company, within the sole discretion of the 2002 Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the 2002 Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to options, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the 2002 Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 2002 Option Plan as the 2002 Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the 2002 Option Committee which would cause Incentive Stock Options granted pursuant to the 2002 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the 2002 Optionee.

         The 2002 Option Committee will at all times have the power to accelerate the exercise date of all options granted under the 2002 Option Plan. In the case of a Change in Control of the Company, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the Federal Reserve Board or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.

         In the event of a Change in Control, the 2002 Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding Company (or an affiliate thereof), provided that: (A) any such Substitute options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act
(collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the 2002 Optionee will receive upon consummation of the Change in Control a cash payment for each option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the 2002 Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each 2002 Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

         The power of the 2002 Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the 2002 Option Committee to make adjustments in connection with the 2002 Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the 2002 Option Committee to adapt the 2002 Option Plan to operate in changed circumstances, to adjust the 2002 Option Plan to fit a smaller or larger institution, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the 2002 Option Committee also has an anti-takeover effect, by allowing the 2002 Option Committee to adjust the 2002 Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the 2002 Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 2002 Option Plan specifically for anti-takeover purposes. The 2002 Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise such options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 2002 Option Plan

         The Board of  Directors  may  alter,  suspend or  discontinue  the 2002
Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 2002 Option Plan, materially increase the benefits accruing to 2002 Optionees under the 2002 Option Plan or materially modify the requirements for eligibility for participation in the 2002 Option Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

Possible Dilutive Effects of the 2002 Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 2002 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the 2002 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 750,000 shares of Common Stock), then the dilutive effect to current shareholders would be approximately 6.58%. The Company can avoid dilution resulting from awards under the 2002 Option Plan by delivering shares repurchased in the open market upon the exercise of options.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 2002 Option Plan will have the following consequences:

1. The grant of an option will not by itself result in the recognition of taxable income to a 2002 Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a 2002 Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the Fair Market Value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a 2002 Optionee. A 2002 Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock

         Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the 2002 Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the 2002 Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a 2002 Optionee at the time the optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 2002 Option Plan to comply with the requirement for an exception to
         Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of options would not be limited by Section 162(m) of the Code.

Accounting Treatment

         The Company uses the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the 2002 Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 2002 Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Shareholder Ratification

         Shareholder ratification of the 2002 Option Plan is being sought to qualify the 2002 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable 2002 Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements under the rules of the Nasdaq National Market for continued listing of the Company's Common Stock, and to meet the requirements for the tax-deductibility of certain compensation items under
Section 162(m) of the Code. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute shareholder ratification of the 2002 Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2002 OPTION PLAN.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Certain Relationships and Related Transactions

         Bernard A. Brown, the Chairman of the Board of Directors of the Company and the Bank, is an owner of Vineland Construction Company, 226 Landis Avenue Associates, LLC and Racetrack Supermarket LLC (the "Related Companies"). The Company and the Bank lease office space from the Related Companies. The Company believes that the transactions with the Related Companies are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided by a non-affiliate. The Company paid approximately $1.0 million to the Related Companies during the year ended December 31, 2001. The Bank is also party to two lease agreements for office buildings with two partnerships comprised of directors and shareholders of the Company and the Bank. The Company paid approximately $135,000 in annual rent under these lease agreements during the year ended December 31, 2001.

         Peter Galetto, Jr., a director of the Company, is an officer and part owner of Tri Mark Building Contractors, Inc., to which the Bank paid approximately $111,000 during the year ended December 31, 2001 for construction services.

         Linwood C. Gerber, Vito J. Marseglia and Anthony Russo, III, all nominated to serve as directors of the Company, are general partners of MedSun Bank Properties, to which the Bank paid approximately $97,000 during the year ended December 31, 2001 in annual rent under a lease obligation.

         Douglas J. Heun is a partner in Tricount Investors and Benefits 21, Inc. During the year ended December 31, 2001, the Bank paid approximately $38,000 in annual rent under a lease obligation to Tricount Investors and paid approximately $36,000 for record keeping services for the Bank's 401(k) plan to Benefits 21, Inc.

         The Company believes that the transactions described above are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided by a non-affiliate.

         The Bank has a policy of offering various types of loans to officers, directors and employees of the Bank and of the Company. These loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All of these loans were current at December 31, 2001.

Compensation Committee Interlocks and Insider Participation

         The members of the Personnel Committee of the Company's Board of Directors during the year ended December 31, 2001 were Anne E. Koons, Jeffrey S. Brown, Sidney R. Brown, Thomas A. Bracken and John D. Wallace. Each was also a member of the Board of Directors of the Company during 2001. Mr. Bracken was also a director and officer of the Company and the Bank and did not participate in matters involving his personal compensation. No member of the Committee is, or was during 2001, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during

2001, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Commission and the Nasdaq National Market, and to provide copies of those reports to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                               INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         A representative of Deloitte & Touche LLP, the Company's independent auditor, is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he desires to do so, and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
                      SHAREHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than December 17, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Commission under the Exchange Act.

         Under the Company's bylaws, shareholder proposals that are not included in the Company's proxy materials for next year's annual meeting of shareholders, will only be considered at the annual meeting if the shareholder submits notice of the proposal to the Company at the above address by March 17, 2003. In addition, shareholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at next year's meeting.

         The Company's bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders. A copy of such provisions is available upon request to: Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360,
Attention: Corporate Secretary.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Sidney R. Brown
                                              ----------------------------------
                                              Sidney R. Brown
                                              Secretary




Vineland, New Jersey
April 16, 2002

                                                                      APPENDIX A


                                SUN BANCORP, INC.

                             2002 STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the Sun Bancorp, Inc. ("Company") 2002 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers and employees providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

           "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

           "Bank" shall mean Sun National Bank, Vineland, New Jersey, or any successor corporation thereto.

           "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

           "Change in Control" shall mean: (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal Reserve Board or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

           "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

           "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

           "Common Stock" shall mean common stock of the Company, or any successor or parent corporation thereto.

           "Company" shall mean Sun Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

           "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

           "Director" shall mean a member of the Board of the Company or the Bank, or any successor or parent corporation thereto.

           "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

           "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

           "Effective Date" shall mean January 24, 2002.

           "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

           "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to not less than the last reported sale price of such Common Stock on such date, or if there are no sales on such date, then the mean between the last bid and ask price on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the last reported sale price of such Common Stock on such date, or if there are no sales on such date, then the average of the highest and lowest selling price of the Common Stock on such exchange on such date or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date.

           "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

           "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

           "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

           "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

           "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

           "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

           "Participant" means any officer or employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

           "Plan" shall mean the Sun Bancorp, Inc. 2002 Stock Option Plan.

           "Reload  Option"  shall  mean an Option  awarded in  accordance  with
Section 23 of the Plan.

           "Share" shall mean one share of the Common Stock.

           "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

       3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 750,000 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

       4.  Six Month Holding Period.

           Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         5. Administration of the Plan.

           (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

           (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

               The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

           (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

       6.  Eligibility for Awards and Limitations.

           (a) The Committee shall from time to time determine the officers and employees who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

           (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

           (c) In no event shall Shares subject to Options granted to any Participant exceed more than 50% of the total number of Shares authorized for delivery under the Plan.

        7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

        8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

           (a) Option Price.

              (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

              (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

           (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

           (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

           (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% as of the date of grant of such Options and 20% on each anniversary thereafter.

           (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

           (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

           (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

           (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

           (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

           (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% as of the date of grant of such Options and 20% on each anniversary thereafter.

           (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

           (f) Transferability. Notwithstanding any provisions of the Plan to the contrary, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by a Participant if such transfer or assignment is, in the Committee's sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code. For purposes of this

Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

       10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

           (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

           (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

           (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date, if any, specified at the time of grant of such Award, but in either case only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

           (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

           (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

         12. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

           (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

           (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

           (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                  (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

           (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

               Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective as of January 24, 2002, subject to ratification of the Plan by the stockholders of the Company.

         16. Ratification by Stockholders. The Plan shall be ratified by stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18.  Amendment and Termination of the Plan.

           (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

           (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

           (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

           (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

           (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

           (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

           (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. No Employment Rights. No officer or Employee shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank or other Subsidiaries.

         23. Reload Options. The Committee shall have the authority to specify at the time of grant of an Option that an Optionee shall be granted the right to a further Option (a "Reload Option") in the event such Optionee exercises all or a part of an Option (an "Original Option"), by surrendering already owned shares of Common Stock in full or partial payment of the Option exercise price under such Original Option. Each such Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option exercise price under such Original Option, and any shares of Common Stock used to satisfy any taxes incident to the exercise of the Original Option, shall have an Option exercise price equal to the Fair Market Value of the Common Stock on the date of grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

         24. Award of Options to Directors.

         As of January 24, 2002, each Director who is not an employee of the Company or any subsidiary thereof (except Peter Galetto, Jr.), shall be awarded Non-Incentive Stock Options to purchase 3,000 shares of Common Stock at an exercise price equal to $11.95, that being the Fair Market Value of the Common Stock at the time of grant. Such options will be first exercisable as of such date of grant, subject to ratification of the Plan by the shareholders of the Company. As of January 24, 2002, Director Peter Galetto, Jr. shall be awarded Non-Incentive Stock Options to purchase 20,000 shares of Common Stock at an exercise price equal to $11.95, that being the Fair Market Value of the Common Stock at the time of grant. Such options will be first exercisable at the rate of 20% as of six months from the date of grant, and 20% on each of the next four anniversaries of the first vesting event thereafter, subject to ratification of the Plan by the shareholders of the Company. Such Options awarded in accordance with this section shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

         25. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
                         Annual Meeting of Shareholders
                                  May 16, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders (the "Meeting"), to be held at the Regency Palace, Route 73 and Fellowship Road, Mount Laurel, New Jersey on May 16, 2002, at 9:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR   WITHHELD
                                                        ---   --------

1.       The election as directors of the nominees
         listed below (except as marked to the          |_|     |_|
         contrary below):

         Thomas A. Bracken     Anne E. Koons
         Bernard A. Brown      Vito J. Marseglia
         Ike Brown             Alfonse M. Mattia
         Jeffrey S. Brown      George A. Pruitt
         Sidney R. Brown       Anthony Russo, III
         Peter Galetto, Jr.    Edward H. Salmon
         Linwood C. Gerber     John D. Wallace
         Douglas J. Heun       Timothy J. Wilmott

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)

         ----------------------------------------------------

                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------
2.       The ratification of
         the Sun Bancorp, Inc.
         2002 Stock Option Plan.                        |_|     |_|       |_|


The  Board  of  Directors  recommends  a vote  "FOR"  both of the  above  listed
proposals.                                      ---

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders, a proxy statement dated April 16, 2002, and the 2001 Annual Report.



Dated:                              , 2002
       -----------------------------



----------------------------------         -------------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER



----------------------------------         -------------------------------------
SIGNATURE OF SHAREHOLDER                   SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------